Note 12 - Income Taxes - Summary of Deferred Tax Assets (Details) - USD ($)	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Net operating loss carry forward	$ 23,615,640	$ 31,980,117
Stock-based compensation	3,102,138	4,496,398
Fixed assets	320,571	0
Accrued bonus	54,155	0
Total deferred tax assets	27,092,705	36,476,515
Deferred tax liabilities:
Fixed assets	0	(17,231)
Less: valuation allowance	(27,092,705)	(36,459,254)
Total deferred tax liabilities	$ 0	$ 0